                                                                   EXHIBIT 4.21


THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 2
$10,000,000                                                     January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of MDP VENTURES IV LLC, or its registered assigns (the "Holder"), the principal sum of TEN MILLION DOLLARS ($10,000,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase

Agreement and (ii) is convertible into shares of the Company's Common Stock, as provided in Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 3
$4,250,000                                                      January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of CHRISTOPHER JEFFRIES, or his registered assigns (the "Holder"), the principal sum of FOUR MILLION TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($4,250,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date,
(ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or
(ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this

Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase Agreement and (ii) is convertible into shares of the Company's Common Stock, as provided in Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 4
$3,000,000                                                      January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of LISA JEFFRIES, or her registered assigns (the "Holder"), the principal sum of THREE MILLION DOLLARS ($3,000,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase

Agreement and (ii) is convertible into shares of the Company's Common Stock, as provided in Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 5
$1,750,000                                                      January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of THE CHRISTOPHER JEFFRIES ROTH IRA, or its registered assigns (the "Holder"), the principal sum of ONE MILLION SEVEN HUNDRED AND FIFTY THOUSAND DOLLARS ($1,750,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase

Agreement and (ii) is convertible into shares of the Company's Common Stock, as provided in Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 6
$500,000                                                        January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of GEORGE VON WERZ, or his registered assigns (the "Holder"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and
(iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase Agreement and

(ii) is convertible into shares of the Company's Common Stock, as provided in
Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 7
$250,000                                                        January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of PHILIP AARONS, or his registered assigns (the "Holder"), the principal sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and
(iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase Agreement and

(ii) is convertible into shares of the Company's Common Stock, as provided in
Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 8
$125,000                                                        January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of BRIAN COLLINS, or his registered assigns (the "Holder"), the principal sum of ONE HUNDRED AND TWENTY FIVE THOUSAND DOLLARS ($125,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and
(iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase Agreement and

(ii) is convertible into shares of the Company's Common Stock, as provided in
Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY CORPORATION

                                      NOTE

No. 9
$125,000                                                        January 29, 1999

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of STEVE HOFFMAN, or his registered assigns (the "Holder"), the principal sum of ONE HUNDRED AND TWENTY FIVE THOUSAND DOLLARS ($125,000) on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 360 day year of twelve 30 day months) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and
(iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 9.5% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing June 30, 1999, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of an Event of Default until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Purchase Agreement) to the Holder as set forth in Section 2.5 of the Purchase Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

         This Note is one of a series of convertible notes issued pursuant to a Note Purchase Agreement, dated as of December 31, 1998 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Purchase Agreement and

(ii) is convertible into shares of the Company's Common Stock, as provided in
Section 13 of the Purchase Agreement.

         This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.

                                       PRISON REALTY CORPORATION

                                       By: /s/ Michael W. Devlin
                                           -------------------------------------
                                       Name:   Michael W. Devlin
                                               ---------------------------------
                                       Title:  Chief Operating Officer
                                               ---------------------------------